Exhibit 10.1

AMENDMENT No. 1 to the Credit Agreement, dated as of August 7, 2019 (this “Amendment”), to the Credit Agreement dated as of May 31, 2019 among US FOODS, INC., a Delaware corporation (the “Parent Borrower”), each domestic subsidiary of the Parent Borrower party to the Credit Agreement, the several banks and other financial institutions or entities from time to time party to the Credit Agreement (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) and the various other parties thereto (the “Credit Agreement” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.
WHEREAS, the Parent Borrower desires to amend the Credit Agreement on the terms set forth herein; and
WHEREAS, Section 11.1(g) of the Credit Agreement provides that the Administrative Agent and the Parent Borrower may amend the Credit Agreement to cure any ambiguity, mistake, omission, defect or inconsistency, in each case, without the consent of any other Person;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.    Credit Agreement Amendments. Effective as of the Amendment No. 1 Effective Date (as defined below), clause (v) of Section 11.1(g) of the Credit Agreement is amended by adding “or any other Loan Document” after “Agreement”.
Section 2.    Conditions to Effectiveness to this Amendment. The terms and provisions of this Amendment shall become effective upon delivery of an executed counterpart of this Amendment from each of the Parent Borrower and the Administrative Agent. The date on which the condition set forth in this Section 2 has been satisfied is referred to herein as the “Amendment No. 1 Effective Date”.
Section 3.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts) each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic scan transmission (e.g., “pdf” or “tif”) shall be effective as delivery of an originally executed counterpart hereof.
Section 4.    Applicable Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process. The provisions set forth in Sections 11.12, 11.13 and 11.15 of the Credit

Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.
Section 5.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 6.    Effect of Amendment. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Amended Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document. This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. The Parent Borrower hereby consents to this Amendment and confirms that all obligations of the Parent Borrower under the Loan Documents to which it is a party shall continue to apply to the Amended Credit Agreement.
[Signature pages follow]
(a)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

US FOODS, INC. By:	/s/ Dirk J. Locascio Name: Dirk J. Locascio Title: Chief Financial Officer
BAY-N-GULF, INC.

By:	/s/ Dirk J. Locascio Name: Dirk J. Locascio Title: Chief Financial Officer
E & H DISTRIBUTING, LLC

By:	/s/ Dirk J. Locascio Name: Dirk J. Locascio Title: Chief Financial Officer
FRESH UNLIMITED, INC.

By:	/s/ Dirk J. Locascio Name: Dirk J. Locascio Title: Chief Financial Officer
GREAT NORTH IMPORTS, LLC

By:	/s/ Dirk J. Locascio Name: Dirk J. Locascio Title: Chief Financial Officer

TRANS-PORTE, INC.

By:	/s/ Dirk J. Locascio Name: Dirk J. Locascio Title: Chief Financial Officer
US FOODS CULINARY EQUIPMENT & SUPPLIES LLC

By:	/s/ Dirk J. Locascio Name: Dirk J. Locascio Title: Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Kai Sorensen Name: Kai Sorensen Title: Duly Authorized Signatory